UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016 (May 10, 2016)

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri 63043 (Address of principal executive offices) (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 10, 2016 SunEdison, Inc. (“SunEdison” or the “Company”) provided Brian Wuebbels, the Company’s Chief Administration Officer, Chief Accounting Officer and Chief Financial Officer, a formal 30-day notice (the “Notice”) of the termination of his employment at the Company. Mr. Wuebbels last day of employment will be June 9, 2016. During the 30-day notice period (the “Notice Period”), Mr. Wuebbels will report to Mr. John Dubel, the Company’s Chief Restructuring Officer, and his title will be Advisor to the Chief Restructuring Officer.
Mr. Ilan Daskal will remain SunEdison’s Chief Financial Officer designee until Mr. Daskal and SunEdison agree to remove the designee title.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	May 12, 2016	By:	/s/ Martin H. Truong
Martin H. Truong Senior Vice President, General Counsel and Corporate Secretary